                                                                      Exhibit 99

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE

This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.

The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.

COLLECTION PERIOD BEGINNING:          6/1/2003
COLLECTION PERIOD ENDING:            6/30/2003
PREV. DISTRIBUTION/CLOSE DATE:       6/12/2003
DISTRIBUTION DATE:                   7/14/2003
DAYS OF INTEREST FOR PERIOD:                32
DAYS OF COLLECTION PERIOD                   30
MONTHS SEASONED:                            11


                                                                    ORIGINAL
PURCHASES               UNITS      CUT-OFF DATE    CLOSING DATE   POOL BALANCE
---------               -----      ------------    ------------   ------------
INITIAL PURCHASE        57,520      7/31/2002       8/21/2002     879,123,207.32
SUB. PURCHASE #1
SUB. PURCHASE #2
                        ------                                    --------------
TOTAL                   57,520                                    879,123,207.32


I.    ORIGINAL DEAL PARAMETERS


                                          DOLLAR AMOUNT           # OF CONTRACTS
                                          -------------           --------------
Original Portfolio :                   $ 879,123,207.32                   57,520

                                                                             LEGAL FINAL
Original Securities:                      DOLLAR AMOUNT         COUPON        MATURITY
                                          -------------         ------        --------
    Class A-1 Notes                    $ 202,000,000.00        1.72313%       9/12/2003
    Class A-2 Notes                      231,000,000.00        1.99000%       1/12/2006
    Class A-3 Notes                      187,000,000.00        2.62000%       2/12/2007
    Class A-4 Notes                      206,374,000.00        3.24000%       8/12/2009
    Class B Notes                         52,749,207.32        8.00000%       8/12/2009
                                       ----------------
        Total                          $ 879,123,207.32

II.   COLLECTION PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      (1)    Beginning of period Aggregate Principal Balance                                                   (1)   687,193,442.81
                                                                                                                  ------------------
      (2)    Subsequent Receivables Added                                                                      (2)               --
                                                                                                                  ------------------
             Monthly Principal Amounts

             (3)   Principal Portion of Scheduled Payments Received             (3)   8,628,919.17
                                                                                   ---------------
             (4)   Principal Portion of Prepayments Received                    (4)   8,243,831.17
                                                                                   ---------------
             (5)   Principal Portion of Liquidated Receivables                  (5)   6,504,619.77
                                                                                   ---------------
             (6)   Aggregate Amount of Cram Down Losses                         (6)             --
                                                                                   ---------------
             (7)   Other Receivables adjustments                                (7)             --
                                                                                   ---------------
             (8)   Total Principal Distributable Amounts                                                       (8)    23,377,370.11
                                                                                                                  ------------------
      (9)    End of Period Aggregate Principal Balance                                                         (9)   663,816,072.70
                                                                                                                  ==================
      (10)   Pool Factor  (Line 9 / Original Pool Balance)                                                     (10)         75.5089%
                                                                                                                  ==================

III.  COLLECTION PERIOD NOTE BALANCE CALCULATION:


                                CLASS A-1         CLASS A-2        CLASS A-3         CLASS A-4       CLASS B             TOTAL
                             ----------------   --------------   --------------   --------------   -------------   ----------------
(11)  Original Note Balance  $ 202,000,000.00   231,000,000.00   187,000,000.00   206,374,000.00   52,749,207.32   $ 879,123,207.32
                             ----------------   --------------   --------------   --------------   -------------   ----------------
(12)  Beginning of period
       Note Balance                        --   211,356,229.67   187,000,000.00   206,374,000.00   20,048,777.77     624,779,007.44
                             ----------------   --------------   --------------   --------------   -------------     --------------
(13)  Noteholders'
       Principal
       Distributable
       Amount                              --    20,572,085.69               --               --    5,745,714.12      26,317,799.82
(14)  Class A Noteholders'
       Accelerated
       Principal Amount                    --               --               --               --                                 --
(15)  Class A Noteholders'
       Principal Carryover
       Amount                              --               --               --               --                                 --
(16)  Policy Claim Amount                  --               --               --               --                                 --
                             ----------------   --------------   --------------   --------------   -------------   ----------------

(17)  End of period Note
       Balance                             --   190,784,143.98   187,000,000.00   206,374,000.00   14,303,063.65     598,461,207.62
                             ================   ==============   ==============   ==============   =============   ================

(18)  Note Pool Factors
       (Line 17 / Line 11)             0.0000%         82.5905%        100.0000%        100.0000%        27.1152%           68.0748%
                             ----------------   --------------   --------------   --------------   -------------   ----------------

(19)  Class A Noteholders'
       Ending Note Balance     584,158,143.98

(20)  Class B Noteholders'
       Ending Note Balance      14,303,063.65

(21)  Class A Noteholders'
       Beginning Note
       Balance                 604,730,229.67

(22)  Class B Noteholders'
       Beginning Note
       Balance                  20,048,777.77

(23)  Total Noteholders
       Principal
       Distribution for
       Collection Period        26,317,799.82

(24)  Total Noteholders
       Interest
       Distribution for
       Collection Period         1,449,650.73

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE



IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT:


(25)   Total Monthly Principal Collection Amounts                                                              (25)   23,377,370.11
                                                                                                                   -----------------
(26)   Required Pro Forma Class A Note Balance (88% x Line 9)                   (26)  584,158,143.98
                                                                                    ----------------
(27)   Pro Forma Class A Note Balance (Line 21 - Line 8)                        (27)  581,352,859.56
                                                                                    ----------------
(28)   Step-Down Amount (Max of 0 or (Line 26 - Line 27))                       (28)    2,805,284.42                   2,805,284.42
                                                                                    ----------------               -----------------
(29)   Principal Distribution Amount (Line 25 - Line 28)                                                       (29)   20,572,085.69
                                                                                                                   =================


V.    RECONCILIATION OF COLLECTION ACCOUNT:


       AVAILABLE FUNDS

        (30)   Interest Collections                                             (30)    9,537,585.26
                                                                                    ----------------
        (31)   Repurchased Loan Proceeds Related to Interest                    (31)              --
                                                                                    ----------------
        (32)   Principal Collections                                            (32)    8,628,919.17
                                                                                    ----------------
        (33)   Prepayments in Full                                              (33)    8,243,831.17
                                                                                    ----------------
        (34)   Prepayments in Full Due to Administrative Repurchases            (34)              --
                                                                                    ----------------
        (35)   Repurchased Loan Proceeds Related to Principal                   (35)              --
                                                                                    ----------------
        (36)   Collection of Supplemental Servicing - Extension and Late Fees   (36)      215,016.29
                                                                                    ----------------
        (37)   Collection of Supplemental Servicing - Repo and Recovery Fees
                Advanced                                                        (37)              --
                                                                                    ----------------
        (38)   Liquidation Proceeds                                             (38)    1,925,205.00
                                                                                    ----------------
        (39)   Recoveries from Prior Month Charge-Offs                          (39)      278,019.63
                                                                                    ----------------
        (40)   Investment Earnings - Collection Account                         (40)       17,024.75
                                                                                    ----------------
        (41)   Investment Earnings - Spread Account                             (41)       18,318.69
                                                                                    ----------------
        (42)   Total Available Funds                                                                           (42)   28,863,919.96
                                                                                                                   -----------------

       DISTRIBUTIONS:

        (43)   Base Servicing Fee - to Servicer                                 (43)    1,288,487.71
                                                                                    ----------------
        (44)   Supplemental Servicing Fee - to Servicer                         (44)      397,088.80
                                                                                    ----------------
        (45)   Indenture Trustee Fees                                           (45)          250.00
                                                                                    ----------------
        (46)   Owner Trustee Fees                                               (46)              --
                                                                                    ----------------
        (47)   Backup Servicer Fees                                             (47)              --
                                                                                    ----------------


       NOTEHOLDERS' INTEREST DISTRIBUTABLE AMOUNT

                             BEGINNING      INTEREST    INTEREST                         CALCULATED
                 CLASS      NOTE BALANCE    CARRYOVER     RATE     DAYS    DAYS BASIS     INTEREST
                 -----      ------------    ---------     ----     ----    ----------     --------
        (48)   Class A-1               --          --   1.72313%    32    Act.Days/360           --   (48)                 --
                                                                                                          -------------------
        (49)   Class A-2   211,356,229.67          --   1.99000%    30       30/360      350,499.08   (49)         350,499.08
                                                                                                          -------------------
        (50)   Class A-3   187,000,000.00          --   2.62000%    30       30/360      408,283.33   (50)         408,283.33
                                                                                                          -------------------
        (51)   Class A-4   206,374,000.00          --   3.24000%    30       30/360      557,209.80   (51)         557,209.80
                                                                                                          -------------------
        (52)    Class B     20,048,777.77          --   8.00000%    30       30/360      133,658.52   (52)         133,658.52
                                                                                                          -------------------


       NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT

                             PRINCIPAL      PRINCIPAL    EXCESS       MANDATORY                TOTAL
                 CLASS      DISTRIBUTION    CARRYOVER   PRIN. DUE   NOTE PREPAYMENT          PRINCIPAL
        (53)   Class A-1               --          --         --                 --   --              --   (53)              --
                                                                                                               ----------------
        (54)   Class A-2    20,572,085.69          --         --                 --   --   20,572,085.69   (54)   20,572,085.69
                                                                                                               ----------------
        (55)   Class A-3               --          --         --                 --   --              --   (55)              --
                                                                                                               ----------------
        (56)   Class A-4               --          --         --                 --   --              --   (56)              --
                                                                                                               ----------------
        (57)    Class B                --          --         --                 --   --              --   (57)              --
                                                                                                               ----------------


        (58)   Insurer Premiums - to AMBAC                                      (58)      111,964.00
                                                                                    ----------------
        (59)   Total Distributions                                                                             (59)   23,819,526.93
                                                                                                                   ----------------
(60)   Excess Available Funds (or Premium Claim Amount)                                                        (60)    5,044,393.03
                                                                                                                   ----------------
(61)   Deposit to Spread Account to Increase to Required Level                                                 (61)              --
                                                                                                                   ----------------
(62)   Amount available for Noteholders' Accelerated Principle Amount                                          (62)              --
                                                                                                                   ----------------
(63)   Amount available for Deposit into the Note Distribution Account                                         (63)    5,044,393.03
                                                                                                                   ----------------


VI.   CALCULATION OF ACCELERATED PRINCIPAL AMOUNT:


(64)   Excess Available Funds After Amount to Increase Spread to Required
        Level (Line 60 - Line 61)                                               (64)    5,044,393.03
                                                                                    ----------------
(65)   Spread Account Balance in Excess of Required Spread Balance              (65)      701,321.10
                                                                                    ----------------
(66)   Total Excess Funds Available                                             (66)    5,745,714.12
                                                                                    ----------------
(67)   Pro Forma Class A Note Balance (Line 21 - Line 8)                        (67)  581,352,859.56
                                                                                    ----------------
(68)   Required Pro Forma Class A Note Balance (88% x Line 9)                   (68)  584,158,143.98
                                                                                    ----------------
(69)   Excess of Pro Forma Balance over Required Balance (Line 67 - Line 68)    (69)              --
                                                                                    ----------------
(70)   Lesser of (Line 68) or (Line 69)                                         (70)              --
                                                                                    ----------------
(71)   Accelerated Principal Amount (Lesser of Line 66 or 70)                                                  (71)              --
                                                                                                                   ----------------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                      SCHEDULE B - SERVICER'S CERTIFICATE



VII.  RECONCILIATION OF SPREAD ACCOUNT:                        INITIAL DEPOSIT                                         TOTAL
                                                               ---------------                                 ---------------------
(72)          INITIAL OR SUBSEQUENT SPREAD ACCOUNT DEPOSITS      26,373,696.22                                        26,373,696.22
                                                               ---------------                                     -----------------
(73)          BEGINNING OF PERIOD SPREAD ACCOUNT BALANCE                                                       (73)    20,615,803.28
                                                                                                                   -----------------
              ADDITIONS TO SPREAD ACCOUNT

       (74)   Deposit from Collection Account (Line 61)                         (74)              --
                                                                                    ----------------
       (75)   Investments Earnings                                              (75)       18,318.69
                                                                                    ----------------
       (76)   Deposits Related to Subsequent Receivables Purchases              (76)              --
                                                                                    ----------------
       (77)   Total Additions                                                                                  (77)       18,318.69
                                                                                                                   -----------------
              SPREAD ACCOUNT BALANCE AVAILABLE FOR WITHDRAWALS                                                 (78)   20,634,121.97
              AND SPREAD ACCOUNT REQUIREMENT AMOUNT

       (79)   3% of the Ending Pool Balance (3% x Line 9)                       (79)   19,914,482.18
                                                                                    ----------------
       (80)   Floor Amount (1.5% of Original Pool Balance)       13,186,848.11  (80)              --
                                                               ---------------      ----------------
       (81)   If a Spread Cap Event exists then 6% of the
               Ending Pool Balance                                          --  (81)              --
                                                               ---------------      ----------------
       (82)   If a Trigger Event exists then an unlimited
               amount as determined by the Controlling Party                    (82)              --
                                                                                    ----------------
       (83)   Spread Account Requirement                                                                       (83)   19,914,482.18
                                                                                                                   -----------------

              WITHDRAWALS FROM SPREAD ACCOUNT

       (84)   Withdrawal pursuant to Section 5.1(b) (Transfer
               Investment Earnings to the Collection Account)                   (84)       18,318.69
                                                                                    ----------------
       (85)   Withdrawal pursuant to Section 5.7(Spread Account
               Draw Amount)                                                     (85)              --
                                                                                    ----------------
       (86)   Withdrawal pursuant to Section 5.7(b)(x) (Unpaid
               amounts owed to the Insurer)                                     (86)              --
                                                                                    ----------------
       (87)   Withdrawal pursuant to Section 5.7(b)(xiii)
               (Other unpaid amounts owed to the Insurer)                       (87)              --
                                                                                    ----------------
       (88)   Withdrawal pursuant to Section 5.7(b)(xiv) (Note
               Distribution Account - Class A Noteholders'
               Accelerated Principal Amount)                                    (88)              --
                                                                                    ----------------
       (89)   Withdrawal pursuant to Section 5.7(b)(xv) (Note
               Distribution Account - Class B Noteholders'
               Principal)                                                       (89)      701,321.10
                                                                                    ----------------

       (90)   Total Withdrawals                                                 (90)      719,639.79
                                                                                    ----------------
                                                                                                               (91)      719,639.79
                                                                                                                   -----------------
              END OF PERIOD SPREAD ACCOUNT BALANCE                                                             (92)   19,914,482.18
                                                                                                                   -----------------


VIII. CALCULATION OF OC LEVEL AND OC PERCENTAGE


(93)   Aggregate Principal Balance                                              (93)   63,816,072.70
                                                                                    ----------------
(94)   End of Period Class A Note Balance                                       (94)  584,158,143.98
                                                                                    ----------------
(95)   Line 93 less Line 94                                                     (95)   79,657,928.72
                                                                                    ----------------
(96)   OC Level (Line 95 / Line 93)                                             (96)           12.00%
                                                                                    ----------------
(97)   Ending Spread Balance as of a percentage of Aggregate Principal Balance
        (Line 92 / Line 93)                                                     (97)            3.00%
                                                                                    ----------------
(98)   OC Percentage (Line 96 + Line 97)                                                                       (98)           15.00%
                                                                                                                   -----------------


IX.   AMOUNTS DUE TO CERTIFICATEHOLDER


 (99)  Beginning of Period Class B Noteholder Balance                                                          (99)   20,048,777.77
(100)  Funds Available to the Class B Noteholder                                                               (100)   5,745,714.12
(101)  Remaining Balance to the Certificateholder                                                              (101)             --



For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com


By:      (S)/Mike Wilhelms
Name:    Mike Wilhelms

Title:   Sr. VP & Chief Financial Officer
Date:    3-Jul-2003

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS

This Statement to Noteholders' has been prepared pursuant to Section 5.10 of the Sale and Servicing Agreement among Triad Automobile Receivables Trust 2002-A, as Issuer, Triad Financial Corporation, as Servicer and Custodian, Triad Financial Special Purpose LLC, as Seller, and JPMorgan Chase Bank, as the Backup Servicer and Indenture Trustee, dated as of August 1, 2002. Defined terms have the meaning assigned to them in the Sale and Servicing Agreement or in the other Transaction Documents.

COLLECTION PERIOD BEGINNING:                                      06/01/2003
COLLECTION PERIOD ENDING:                                         06/30/2003
PREV. DISTRIBUTION/CLOSE DATE:                                    06/12/2003
DISTRIBUTION DATE:                                                07/14/2003
DAYS OF INTEREST FOR PERIOD:                                              32
DAYS IN COLLECTION PERIOD:                                                30
MONTHS SEASONED:                                                          11



Original Pool Balance                                                 $ 879,123,207.32
Beginning of Period Pool Balance                                        687,193,442.81
Principal Reduction during preceding Collection Period                   23,377,370.11
End of Period Pool Balance                                            $ 663,816,072.70


I.  COLLECTION PERIOD
    NOTE BALANCE
    CALCULATION:               CLASS A-1        CLASS A-2        CLASS A-3        CLASS A-4         CLASS B          TOTAL
                               ---------        ---------        ---------        ---------         -------          -----
 (1)   Original Note
        Balance        (1)  $202,000,000.00  $231,000,000.00  $187,000,000.00  $206,374,000.00  $52,749,207.32  $879,123,207.32
                            ---------------  ---------------  ---------------  ---------------  --------------  ---------------
 (2)   Beginning of
        Period Note
        Balance        (2)             0.00   211,356,229.67   187,000,000.00   206,374,000.00   20,048,777.77   624,779,007.44
 (3)   Note Principal
        Payments       (3)             0.00    20,572,085.69             0.00             0.00    5,745,714.12    26,317,799.82
 (4)   Preliminary
        End of period
        Note Balance   (4)             0.00   190,784,143.98   187,000,000.00   206,374,000.00   14,303,063.65   598,461,207.62
                            ---------------  ---------------  ---------------  ---------------  --------------  ---------------
 (5)   Policy Claim
        Amount         (5)             0.00             0.00             0.00             0.00            0.00             0.00
 (6)   End of period
        Note Balance   (6)             0.00   190,784,143.98   187,000,000.00   206,374,000.00   14,303,063.65   598,461,207.62
                            ===============  ===============  ===============  ===============  ==============  ===============
 (7)   Note Pool
        Factors
        (6)/(1)        (7)        0.0000000%      82.5905385%     100.0000000%     100.0000000%     27.1152201%      68.0747821%
                            ===============  ===============  ===============  ===============  ==============  ===============



II. NOTE INTEREST
    DISTRIBUTION AND
    CARRYOVER AMOUNT            CLASS A-1       CLASS A-2        CLASS A-3         CLASS A-4       CLASS B           TOTAL
                                ---------       ---------        ---------         ---------       -------           -----
 (8)   Note Interest
        Payments       (8)             0.00       350,499.08       408,283.33       557,209.80      133,658.52     1,449,650.73
 (9)   Interest
        Carryover
        Amount         (9)             0.00             0.00             0.00             0.00            0.00             0.00


III. DISTRIBUTION PER
     $1,000 OF
     ORIGINAL BALANCE          CLASS A-1        CLASS A-2         CLASS A-3       CLASS A-4         CLASS B          TOTAL
                               ---------        ---------         ---------       ---------         -------          -----
(10)   Principal
        Distribution   (10)              --            89.06             0.00             0.00          108.93           197.98
(11)   Interest
        Distribution   (11)              --             1.66             2.18             2.70            6.67            13.21
                            ---------------  ---------------  ---------------  ---------------  --------------  ---------------
(12)   Total
        Distribution
        (10) + (11)    (12)              --            90.71             2.18             2.70          115.59           211.19


IV.   SERVICING FEE PAID TO THE SERVICER


(13)   Base Servicing Fee Paid for the Prior Collection Period                                                 $ 1,288,487.71
(14)   Supplemental Servicing Fee Paid for the Prior Collection Period                                             397,088.80
                                                                                                               --------------
(15)   Total Fees Paid to the Servicer                                                                         $ 1,685,576.51


V.    COLLECTION PERIOD AND CUMULATIVE NUMBER OF RECEIVABLES CALCULATION:

                                                                                          CUMULATIVE              MONTHLY
                                                                                          ----------              -------
(16)   Original Number of Receivables                                           (16)            57,520
                                                                                       ---------------  -----  --------------
(17)   Beginning of period number of Receivables                                (17)            50,220                 50,220
(18)   Number of Subsequent Receivables Purchased                               (18)                 0                      0
(19)   Number of Receivables becoming Liquidated Receivables during period      (19)             3,185                    488
(20)   Number of Receivables becoming Purchased Receivables during period       (20)                 7                      0
(21)   Number of Receivables paid off during period                             (21)             5,241                    645
                                                                                       ---------------  -----  --------------
(22)   End of period number of Receivables                                      (22)            49,087                 49,087
                                                                                       ---------------  -----  --------------


VI.   STATISTICAL DATA: (CURRENT AND HISTORICAL)


                                                                                        ORIGINAL    PREV. MONTH        CURRENT
                                                                                        --------    -----------      ----------
(23)   Weighted Average APR of the Receivables                                  (23)       18.03%         18.00%          17.99%
(24)   Weighted Average Remaining Term of the Receivables                       (24)        60.3           51.2            50.3
(25)   Weighted Average Original Term of Receivables                            (25)        64.7           64.9            64.9
(26)   Average Receivable Balance                                               (26)   $  15,284    $    13,684      $   13,523
(27)   Aggregate Realized Losses                                                (27)   $       0    $ 3,359,728      $4,301,395
                                                                                       ---------    -----------      ----------

                    TRIAD AUTOMOBILE RECEIVABLES TRUST 2002-A
                      Class A-1 1.72313% Asset Backed Notes
                       Class A-2 1.99% Asset Backed Notes
                       Class A-3 2.62% Asset Backed Notes
                       Class A-4 3.24% Asset Backed Notes
                            STATEMENT TO NOTEHOLDERS



VII.  DELINQUENCY SUMMARY: (PRECEDING COLLECTION PERIOD)



       Receivables with Scheduled Payment delinquent                                   UNITS     DOLLARS    PERCENTAGE
                                                                                       -----     -------    ----------
(28)       31-60 days                                                           (28)   2,973   $41,028,794   6.18%
(29)       61-90 days                                                           (29)     946    12,693,922   1.91%
(30)       over 90 days                                                         (30)     661     8,970,807   1.35%
                                                                                       -----   -----------   -----
(31)       Receivables with Scheduled Payment delinquent more
            than 30 days at end of period                                       (31)   4,580   $62,693,523   9.44%
                                                                                       -----   -----------   -----


VIII. NET LOSS RATE: (PRECEDING COLLECTION PERIOD)



(32)   Total Net Liquidation Losses for the preceding Collection Period                                        (32)    4,301,395.14
(33)   Beginning of Period Pool Balance                                                                        (33)  687,193,442.81
(34)   Net Loss Rate                                                                                           (34)            0.63%


IX.   MONTHLY EXTENSION RATE (PRECEDING COLLECTION PERIOD)


(35)   Aggregrate Principal Balance of Receivables extended during the
        preceding collection period                                                                            (35)   11,045,425.59
(36)   Beginning of Period Pool Balance                                                                        (36)  687,193,442.81
(37)   Monthly Extension Rate                                                                                  (37)            1.61%


X.    PERFORMANCE TESTS:


DELINQUENCY RATE

(38)   Receivables with Scheduled Payment delinquent > 60 days at end of
        preceding collection period ( 29 + 30 )                                 (38)  $21,664,729.59
                                                                                    ----------------
(39)   End of period Principal Balance                                          (39)  663,816,072.70
                                                                                    ----------------
(40)   Delinquency Ratio (38) divided by (39)                                                                  (40)            3.26%
                                                                                                                   -----------------
(41)   Delinquency Rate Trigger Level for the Preceding Collection Period                                      (41)            8.25%
                                                                                                                   -----------------
(42)   Preceding Collection Period Delinquency Rate Compliance                                                 (42)      PASS
                                                                                                                   -----------------


ROLLING AVERAGE NET LOSS RATE

(43)   Net Loss Rate in Preceding Collection Period                             (43)            0.63%
                                                                                    ----------------
(44)   Net Loss Rate in Second Preceding Collection Period                      (44)            0.47%
                                                                                    ----------------
(45)   Net Loss Rate in Third Preceding Collection Period                       (45)            0.59%
                                                                                    ----------------
(46)   Rolling Average Net Loss Rate ((43) +(44) +(45)) / 3                                                    (46)            0.56%
                                                                                                                   -----------------
(47)   Rolling Average Net Loss Rate Trigger Level for the Preceding
        Collection Period                                                                                      (47)           14.00%
                                                                                                                   -----------------
(48)   Preceding Collection Period Rolling Average Net Loss Rate Compliance                                    (48)      PASS
                                                                                                                   -----------------


AVERAGE MONTHLY EXTENSION RATE


(49)   Principal Balance of Receivables extended during preceding Collection
        Period                                                                  (49)            1.61%
                                                                                    ----------------
(50)   Principal Balance of Receivables extended during the Second Preceding
        Collection Period                                                       (50)            1.33%
                                                                                    ----------------
(51)   Principal Balance of Receivables extended during the Third Preceding
        Collection Period                                                       (51)            1.15%
                                                                                    ----------------
(52)   Average Monthly Extension Rate ((49) +(50) +(51)) / 3                                                   (52)            1.36%
                                                                                                                   -----------------
(53)   Average Monthly Extension Rate Compliance (Extension Rate Maximum = 4%)                                 (53)      PASS
                                                                                                                   -----------------



For additional information on Triad Financial Corporation and portfolio performance statistics, please review the investor relations information available on Triad's website at: www.triadfinancial.com

By:     (S)/Mike Wilhelms
Name:   Mike Wilhelms

Title:  Sr. VP & Chief Financial Officer
Date:   3-Jul-2003


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